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                                                                    EXHIBIT 10.2

                  AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     This Amendment (the "Amendment") to the Registration Rights Agreement (the "Agreement") dated as of June 1, 1999 among Advanced Radio Telecom Corp. ("ART") and the purchasers listed on Schedule I thereto is made as of August 23, 2000.

     Based on the mutual covenants included herein and other consideration, the adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Amendment to Section 3(d).  Section 3(d) is hereby amended to read in its
     -------------------------
entirety as follows:

     "(i) in the case of a registration initiated by demand pursuant to the BroadStream Agreement, then fourth, the Other Shares requested to be included pursuant to the BroadStream Agreement and, fifth, the Registrable Shares requested to be included pursuant to this Agreement and the Bachow Agreement to be allocated pro rata based on the number of shares of Common Stock (on an as converted basis) held by each party; (ii) in the case of a registration initiated by demand of the holders of Registrable Shares pursuant to this Agreement, then fourth, the Registrable Shares requested to be included pursuant to this Agreement and fifth, the Other Shares requested to be included pursuant to the BroadStream Agreement and the Bachow Agreement; and (iii) if other than a registration initiated as described in the preceding clauses (i) or (ii) then fourth, the Other Shares requested to be include pursuant to the BroadStream Agreement, the Registrable Shares requested to be included pursuant to this Agreement and the Other Shares requested to be included pursuant to the Bachow Agreement, to be allocated pro rata based on the number of shares of Common Stock (on an as converted basis) held by each party; and"

2.   Amendment to Section 3(e).  Section 3(e) is hereby amended by deleting the
     -------------------------
word "fifth" and replacing it with the word "next."

3.   Amendment to Section 1.  Section 1 is amended by adding thereto the
     ----------------------
following terms and definitions:

     "Bachow Agreement" shall mean the Asset Purchase Agreement made as of March 28, 2000 among ART and Bachow Communications, Inc.

     "BroadStream Agreement" shall mean the Registration Rights Agreement to be entered into among ART and the parties listed on Exhibit A thereto pursuant to the Asset Purchase Agreement made as of April 14, 2000 among ART, BroadStream Corporation and the other parties named therein.

4. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms not defined herein are used as defined in the Agreement. This Amendment may be executed in counterparts and by telecopy.
Once signed by ART and Two-Thirds in
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Interest of the Investors, this Amendment will be effective as to all parties to the Agreement. This Amendment will be governed by the internal laws of the state of New York.

     IN WITNESS WHEREOF, the Company and the Purchasers have caused this Amendment to the Registration Rights Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

The Company:                  ADVANCED RADIO TELECOM CORP.


                              By: _________________________
                                  Name:
                                  Title:

The Purchasers:               U.S. TELESOURCE, INC.

                              By: _________________________
                                  Name:
                                  Title:

                              OAK INVESTMENT PARTNERS VIII, LIMITED
                              PARTNERSHIP

                              By:  Oak Associates VIII, LLC, General Partner

                              ____________________________________
                              By:  Bandel L. Carano, Managing Member

                              OAK VIII AFFILIATE FUND, LIMITED
                              PARTNERSHIP

                              By:  Oak VIII Affiliates, LLC, General Partner

                              ____________________________________
                              By:  Bandel L. Carano, Managing Member

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                              MERITECH CAPITAL AFFILIATES L.P.

                              By: MeriTech Capital Associates, L.L.C.
                                  its General Partner

                              By: MeriTech Management L.L.C.
                                  a managing member

                              By: ___________________________________
                                  Paul Madera, a Managing Member

                              MERITECH CAPITAL PARTNERS L.P.

                              By: MeriTech Capital Associates L.L.C.
                                  its General Partner

                              By: MeriTech Management L.L.C.
                                  a managing member

                              By: ___________________________________
                                  Paul Madera, a Managing Member


                              ACCEL PARTNERS

                              By: _________________________
                                  Name:
                                  Title:


                              BRENTWOOD ASSOCIATES IV, L.P.
                              By Brentwood IX Ventures, L.L.C.
                              Its General Partners

                              By: _____________________________
                                  Name:
                                  Title: Managing Member

                              BRENTWOOD AFFILIATES FUND III, L.P.
                              By Brentwood IX Ventures, L.L.C.
                              Its General Partner

                              By: _____________________________
                                  Name:
                                  Title:  Managing Member


                              COLUMBIA CAPITAL ARTT INVESTORS, LLC
                              By:  Columbia Capital, L.L.C.
                              Its: Managing Member


                              By: _________________________
                                  Name:  James B. Fleming, Jr.
                                  Title: Managing Director

                              COLUMBIA CAPITAL ARTT PARTNERS, LLC
                              By:  Columbia Capital, L.L.C.
                              Its: Managing Member


                              By: _________________________
                                  Name:  James B. Fleming, Jr.
                                  Title: Managing Director


                              WORLDVIEW TECHNOLOGY PARTNERS II, L.P.
                              By: Worldview Capital II, L.P., General Partner
                              By: Worldview Equity I, L.L.C., General Partner

                              By: _________________________
                                  Name:  James Wei
                                  Title: Member

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                              WORLDVIEW TECHNOLOGY INTERNATIONAL II, L.P.
                              By: Worldview Capital II, L.P., General Partner
                              By: Worldview Equity I, L.L.C., General Partner

                              By: _________________________
                                  Name:  James Wei
                                  Title: Member


                              WORLDVIEW STRATEGIC PARTNERS II, L.P.
                              By: Worldview Capital II, L.P., General Partner
                              By: Equity I, L.L.C., General Partner

                              By: _________________________
                                  Name:  James Wei
                                  Title: Member


                              GLOBAL PRIVATE EQUITY II - EUROPE LIMITED
                              PARTNERSHIP

                              GLOBAL PRIVATE EQUITY II - PGGM LIMITED
                              PARTNERSHIP

                              DIGITAL MEDIA AND COMMUNICATIONS II LIMITED
                              PARTNERSHIP

                              OAKSTONE VENTURES LIMITED PARTNERSHIP

                              ADVENT CROWN FUND II C.V.

                              ADWEST LIMITED PARTNERSHIP
                              By: Advent International Limited Partnership,
                                  General Partner
                              By: Advent International Corporation, General
                                  Partner
                              By: Andrew Fillat, Senior Vice President*

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                              ADVENT GLOBAL GECC LIMITED PARTNERSHIP

                              By: Advent Global Management Limited Partnership,
                                  General Partner
                              By: Advent International Limited Partnership,
                                  General Partner
                              By: Advent International Corporation, General
                                  Partner
                              By: Andrew Fillat, Senior Vice President*

                              ADVENT PARTNERS LIMITED PARTNERSHIP
                              By: Advent International Corporation, General
                                  Partner
                              By: Andrew Fillat, Senior Vice President*

                              *For all of the above:

                              _________________________________________
                              Andrew Fillat, Senior Vice President

                              BESSEMER VENTURE PARTNERS IV L.P.
                              By: Deer IV & Co. LLC, General Partner

                              By: _________________________
                                  Name:  Robert H. Buescher
                                  Title: Manager

                              BESSEC VENTURES IV L.P.
                              By: Deer IV & Co. LLC, General Partner

                              By: _________________________
                                  Name:  Robert H. Buescher
                                  Title: Manager

                              COVE VENTURES, LLC
                              By: Cove Road Associates, LLC, Managing
                                  Member

                              By: _________________________
                                  Name:  Robert Goodman
                                  Title: Managing Member

                              ADAMS CAPITAL MANAGEMENT, L.P.
                              By: ACM Capital Partners II, L.P., General
                                  Partner
                              By: Joel P. Adams, General Partner

                              By: _________________________
                                  Name:  Joel P. Adams
                                  Title: General Partner